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Exhibit 10.37

                        THIRD WAIVER TO CREDIT AGREEMENT


                  THIRD WAIVER TO CREDIT AGREEMENT (this "Waiver"), dated as of November 16, 1998, among AMERUS LIFE HOLDINGS, INC., an Iowa corporation (the "Borrower"), the various Banks from time to time party to the Credit Agreement referred to below (the "Banks"), BANK ONE, INDIANA, NA and ABN AMRO BANK, N.V., as Co-Arrangers (the "Co-Arrangers") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement.


                              W I T N E S S E T H:


                  WHEREAS, the Borrower, the Banks, the Co-Arrangers and the Administrative Agent are parties to a Credit Agreement, dated as of October 23, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower has requested that the Banks extend the waiver described below and the Banks have agreed to such waiver to the extent and on the terms and conditions set forth herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. The Banks hereby waive compliance with the provisions of
Section 7.13 of the Credit Agreement solely as such section relates to American Investors Life Insurance Company for the period beginning July 1, 1998 and ending November 11, 1998.

                  2. In order to induce the Banks to enter into this Waiver, Holdings and the Borrower hereby represent and warrant that (x) all representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Third Waiver Effective Date (as defined below), after giving effect to this Waiver (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (y) there exists no Default or Event of Default on the Third Waiver Effective Date, after giving effect to this Waiver.

                  3. This Waiver is limited in scope and time as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document, or of any such provision beyond the time specified herein. This waiver shall not extend to any Person other than American Investors Life Insurance Company.

                  4. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same




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instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  5. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  6. This Waiver shall become effective on the date (the "Third Waiver Effective Date") when each Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                  7. From and after the Third Waiver Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Waiver.

                                      * * *





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                  IN WITNESS WHEREOF, the parties hereto have caused a
counterpart of this Waiver to be duly executed and delivered as of the date first above written.


                           AMERUS LIFE HOLDINGS, INC.



                           By /s/ Joseph K. Haggerty
                              ---------------------------------------------
                              Title: Senior Vice President



                           THE CHASE MANHATTAN BANK,
                             Individually and as Administrative Agent



                           By /s/ Peter Platten
                              ---------------------------------------------
                              Title: Vice President



                           BANK ONE, INDIANA, NA, Individually and
                             as a Co-Arranger



                           By /s/ Robert E. McElwain
                              ---------------------------------------------
                              Title: Vice President



                           ABN AMRO BANK N.V., Individually and as a
                             Co-Arranger



                           By
                              ---------------------------------------------
                              Name:
                              Title:





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                           BANK OF MONTREAL



                           By /s/ Robert C. Meyer
                              ---------------------------------------------
                              Title: Director



                           BANK OF TOKYO MITSUBISHI TRUST COMPANY



                           By
                              ---------------------------------------------
                              Name:
                              Title:



                           BANQUE NATIONALE DE PARIS



                           By  /s/ Frederick H. Moryl
                              ---------------------------------------------
                              Title: Senior Vice President



                           CIBC INC.



                           By
                              ---------------------------------------------
                              Name:
                              Title:





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                           DRESDNER BANK AG, NEW YORK
                             BRANCH AND GRAND CAYMAN
                             BRANCH



                           By /s/ Anthony Valencourt
                              ---------------------------------------------
                              Title: Senior Vice President



                           By /s/ Lloyd C. Stevens
                              ---------------------------------------------
                              Title: Vice President



                           FIRST UNION NATIONAL BANK



                           By /s/ Thomas L. Stitchberry
                              ---------------------------------------------
                              Title: Senior Vice President



                           FLEET NATIONAL BANK



                           By /s/ David A. Bosselait
                              ---------------------------------------------
                              Title: Vice President



                           MELLON BANK, N.A.



                           By /s/ Kim A. Daffinger
                              ---------------------------------------------
                              Title: Senior Relationship Manager

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                           NATIONSBANK OF TEXAS, N.A.



                           By /s/ Debra L. Basler
                              ---------------------------------------------
                              Title: Assistant Vice President



                           NORWEST BANK IOWA, NATIONAL ASSOCIATION



                           By /s/ William C. Green, Jr.
                              ---------------------------------------------
                              Title: Vice President



                           ROYAL BANK OF CANADA



                           By /s/ Marek Ulanicki
                              ---------------------------------------------
                              Title: Manager, Global Insurance Group



                           SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION



                           By /s/ Darryl J. Weaver
                              ---------------------------------------------
                              Title: First Vice President